CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited)	June 30, 2023
(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 92.4%
ENERGY - 9.9%
Oil, Gas & Consumable Fuels - 9.9%
Enbridge Inc.	42,978	$1,597,461
Gibson Energy Inc.	148,840	2,340,319
Gibson Energy Inc., Common Subscription Receipt	52,378	832,671	*
Pembina Pipeline Corp.	140,569	4,419,474
TC Energy Corp.	123,704	4,999,519
Williams Cos. Inc.	54,841	1,789,462

TOTAL ENERGY		15,978,906

INDUSTRIALS - 14.1%
Construction & Engineering - 2.4%
Ferrovial SE	124,836	3,946,324

Ground Transportation - 6.0%
Union Pacific Corp.	20,313	4,156,446
West Japan Railway Co.	135,484	5,635,057	(a)

Total Ground Transportation		9,791,503

Transportation Infrastructure - 5.7%
Atlas Arteria Ltd.	883,254	3,668,137	(a)
CCR SA	567,660	1,663,312
Transurban Group	408,015	3,884,860	(a)

Total Transportation Infrastructure		9,216,309

TOTAL INDUSTRIALS		22,954,136

REAL ESTATE - 5.7%
Specialized REITs - 5.7%
American Tower Corp.	25,937	5,030,222
Crown Castle Inc.	36,936	4,208,488

TOTAL REAL ESTATE		9,238,710

UTILITIES - 62.7%
Electric Utilities - 33.8%
Constellation Energy Corp.	24,004	2,197,566
CPFL Energia SA	397,176	2,840,171
Edison International	84,028	5,835,745
EDP - Energias de Portugal SA	1,569,090	7,669,191	(a)
Enel SpA	759,558	5,121,263	(a)
Entergy Corp.	44,903	4,372,205
Iberdrola SA	263,939	3,446,727	(a)
NextEra Energy Inc.	54,649	4,054,956
OGE Energy Corp.	141,774	5,091,104
Redeia Corp. SA	184,777	3,107,400	(a)
Southern Co.	91,673	6,440,028
SSE PLC	204,138	4,787,056	(a)

Total Electric Utilities		54,963,412

See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2023 Quarterly Report	1

CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2023
(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
Gas Utilities - 12.8%
APA Group		907,886	$5,873,984	(a)
China Resources Gas Group Ltd.		889,570	3,050,682	(a)
Enagas SA		166,566	3,273,625	(a)
Italgas SpA		458,799	2,720,064	(a)
Snam SpA		1,131,877	5,915,587	(a)

Total Gas Utilities			20,833,942

Independent Power and Renewable Electricity Producers - 4.5%
Brookfield Renewable Corp., Class A Shares		104,614	3,297,433
NextEra Energy Partners LP		68,319	4,006,226

Total Independent Power and Renewable Electricity Producers			7,303,659

Multi-Utilities - 8.3%
National Grid PLC		479,552	6,358,079	(a)
Public Service Enterprise Group Inc.		113,822	7,126,395

Total Multi-Utilities			13,484,474

Water Utilities - 3.3%
Pennon Group PLC		342,863	3,097,948	(a)
United Utilities Group PLC		176,517	2,158,361	(a)

Total Water Utilities			5,256,309

TOTAL UTILITIES			101,841,796

TOTAL COMMON STOCKS (Cost - $146,630,899)			150,013,548

RATE
PREFERRED STOCKS - 2.6%
UTILITIES - 2.6%
Electric Utilities - 2.6%
Centrais Eletricas Brasileiras SA, Class B Shares (Cost - $3,928,126)	3.347%	459,174	4,278,924	(b)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $150,559,025)			154,292,472

SHORT-TERM INVESTMENTS - 3.4%
Invesco Government & Agency Portfolio, Institutional Class (Cost - $5,551,336)	5.061%	5,551,336	5,551,336	(c)

TOTAL INVESTMENTS - 98.4% (Cost - $156,110,361)			159,843,808
Other Assets in Excess of Liabilities - 1.6%			2,619,492

TOTAL NET ASSETS - 100.0%			$162,463,300

See Notes to Schedule of Investments.

2	ClearBridge Global Infrastructure Income Fund 2023 Quarterly Report

CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2023

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	The rate shown represents the yield as of June 30, 2023.

(c)	Rate shown is one-day yield as of the end of the reporting period.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2023 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Global Infrastructure Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to

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Notes to Schedule of Investments (unaudited) (cont’d)

the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to Schedule of Investments (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Industrials	$9,766,082	$13,188,054	—	$22,954,136
Utilities	45,261,829	56,579,967	—	101,841,796
Other Common Stocks	25,217,616	—	—	25,217,616
Preferred Stocks	4,278,924	—	—	4,278,924

Total Long-Term Investments	84,524,451	69,768,021	—	154,292,472

Short-Term Investments†	5,551,336	—	—	5,551,336

Total Investments	$90,075,787	$69,768,021	—	$159,843,808

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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